Consolidated statement of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated statement of comprehensive income
Net (loss) income for the period	$ (159,007)	$ 90,976	$ 165,265
Other comprehensive (loss) income, net of taxes - items that can be reclassified to the income statement
Cash flow hedge accounting	879	(2,192)	12,556
Translation adjustment of foreign subsidiaries	(54,765)	(9,959)	(10,742)
Total other comprehensive income (loss) net of taxes, all of which can be reclassified to the income statement	(53,886)	(12,151)	1,814
Total comprehensive (loss) income for the period	(212,893)	78,825	167,079
Attributable to NEXA's shareholders	(207,594)	72,928	125,941
Attributable to non-controlling interests	(5,299)	5,897	41,138
Total comprehensive (loss) income for the period	$ (212,893)	$ 78,825	$ 167,079